THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Emerging Markets Long/Short Fund (the “Fund”)

Institutional Class (BELSX)

Supplement dated October 1, 2019
to the Prospectus and Statement of Additional Information, each dated
December 31, 2018

Effective as of October 1, 2019, Boston Partners Global Investors, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to lower its investment advisory fee to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.50% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 28, 2022, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Prior to October 1, 2019, the Fund’s management fee and fee cap were 1.85% and 2.00%, respectively.

Accordingly, the “Expenses and Fees” table and “Example” in the section entitled “SUMMARY SECTION – Boston Partners Emerging Markets Long/Short Fund” of the Prospectus are hereby deleted and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(1)	1.50%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.51%
Acquired fund fees and expenses(2)	0.07%
Short Sale Expenses:
Dividend expense on short sales	0.00%
Interest expense on borrowings	0.01%
Total annual Fund operating expenses	2.09%
Fee waiver and/or expense reimbursement(3)	-0.58%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.51%

(1) Prior to October 1, 2019, the management fee was 1.85%.

(2) Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total annual Fund operating expenses and Total annual Fund operating expenses after fee waiver and/or expense reimbursement shown in the above table will differ from the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(3) The Fund’s Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s Total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,536	$5,397	$10,139	$23,256

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Please retain this supplement for your reference.